Supplement dated October 30, 2020
to the Flexible Premium Variable Annuity
VAROOM and VAROOM II Prospectuses, each dated May 1, 2020,
Issued by National Integrity Life Insurance Company
through its Separate Account I

This is a supplement to the VAROOM prospectuses identified above. This supplement describes changes to ETFs that are available for purchase through Subaccounts of your VAROOM variable annuity. Please retain this supplement for future reference.

The iShares Intermediate-Term Corporate Bond ETF recently changed its name. Accordingly, effective immediately, each reference to the iShares Intermediate-Term Corporate Bond ETF is hereby deleted and replaced with a reference to the iShares 5-10 Year Investment Grade Corporate Bond ETF.

In addition, the iShares International Treasury Bond ETF recently changed its principal investment strategy. Accordingly, effective immediately, the Fund’s description set forth in Part 3 – Your Investment Options is hereby deleted and replaced with the following:

The Fund seeks to track the investment results of the FTSE World Government
Bond Index – Developed Markets Capped Select Index, which measures the performance of fixed-rate, local currency, investment-grade, sovereign bonds from certain developed markets, excluding the United States.

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For more information about the Funds, including the risks of investing, refer to each Fund’s prospectus. For a prospectus, contact our offices in writing at National Integrity Life Insurance Company, P.O. Box 5720, Cincinnati, Ohio 45201-5720 or call us at 1-800-433-1778.

NI-79-17092-2010